Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1867

                      Buyout Opportunity Portfolio 2018-1

                          Supplement to the Prospectus

As a result of a previously announced spin-off, on June 1, 2018, holders of Wyndham Worldwide Corporation ("WYN") common stock received 1 share of Wyndham Hotels & Resorts ("WH") common stock for every 1 share of WYN common stock held as of May 18, 2018.

Following the spin-off, Wyndham Worldwide Corporation was renamed as Wyndham Destinations, Inc. and its ticker symbol changed to "WYND".

Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase, shares of WYND and WH.

Supplement Dated: June 1, 2018